                                                                  EXHIBIT 10.18


                   FIRST MODIFICATION OF AMENDED AND RESTATED
               REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS
                        AGREEMENT AND SECURITY AGREEMENT

     THIS FIRST MODIFICATION OF AMENDED AND RESTATED REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY AGREEMENT ("First Modification") is entered into effective as of the___day of July, 2001, by and between On-Site Sourcing, Inc. ("Borrower"), a Delaware corporation, with its principal office at 1111 North Nineteenth Street, 6th Floor, Arlington, Virginia 22209, and First Union National Bank (the "Lender"), a national banking association with an address of 1970 Chain Bridge Road, McLean, Virginia 22102.

                                    RECITALS:

     R-1. Lender made a loan in the form of a revolving line of credit ("Line of Credit") to Borrower, currently in the maximum principal sum of Seven Million and 00/100 Dollars ($7,000,000.00), evidenced by an Amended and Restated Revolving Note, dated as of May 30, 2001 (the "Revolving Note"). The Line of Credit is governed and secured by that certain Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by Borrower and Lender dated as of May 30, 2001 (as so modified, the "Loan Agreement").

     R-2. The Loan Agreement also governs and secures (1) that certain term loan to Borrower and North Henry Street Realty Company, LLC, a Delaware limited liability company ("North Henry"), in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), as evidenced by that certain Commercial Note executed by Borrower and North Henry dated as of November 15, 2000; and (2) that certain term loan to Borrower in the original principal amount of One Million One Hundred Twenty Five Thousand and 00/100 Dollars ($1,125,000.00), as evidenced by that certain Term Note dated June 12, 2000;

     R-3. Lender has simultaneously herewith advanced to Borrower the sum of One Million, Seven Hundred Eighty Thousand, Three Hundred and 00/100 Dollars ($1,780,300.00) (the "$1,780,300.00 Term Loan"), and Borrower has executed and delivered to Lender a Term Note, of even date (the "$1,780,300.00 Term Note"), in the original principal amount of One Million, Seven Hundred Eighty Thousand, Three Hundred and 00/100 Dollars ($1,780,300.00). The $1,780,300.00 Term Note
provides, among other things, that an event of default under the Loan Agreement shall allow the Lender, at its option, to accelerate the maturity of, and demand immediate payment of, the amounts owing under the $1,780,300.00 Term Note. The $1,780,300.00 Term Loan is to be secured by the Collateral, as defined in the Loan Agreement. The purpose of the $1,780,300.00 Term Loan is to finance computer and other equipment used in the Borrower's business.

     R-4. Borrower and Lender have agreed to modify the Loan Agreement to, in part, govern and secure the $1,780,300.00 Loan, and for certain other purposes.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. To induce the Lender to enter into this First Modification, the Borrower warrants and represents to the Lender that:

     a. The Borrower's books and records properly reflect the Borrower's financial condition, and no material adverse change in the Borrower's financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

     b. No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

     c. The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

     d. Borrower has the power and authority to enter into this First Modification, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents; and

     e. This First Modification, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

     f. The Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this First Modification and other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

2. Upon execution and delivery of this First Modification, the $1,780,300.00 Term Note, and the other documents related thereto, the Lender will advance the $1,780,300.00 Term Loan to the Borrower. Borrower promises to repay the $1,780,300.00 Term Loan, with interest, at the time and in the manner provided in the $1,780,300.00 Term Note. The Borrower covenants to use the $1,780,300.00 Term Loan to finance computer and other equipment used in the Borrower's business and for no other purpose.

3. The following new definitions are added to the Loan Agreement under Article 1 of the Loan Agreement entitled "Definitions":

     a. "TERM LOAN #3" means the Term loan facility made available by Lender to Borrower, in the original principal amount of One Million Seven Hundred Eighty Thousand Three Hundred and 00/100 Dollars ($1,780,300.00) evidenced by Term Note #3.

     b. "TERM NOTE #3" means the Term Note executed by Borrower, in the amount of One Million Seven Hundred Eighty Thousand Three Hundred and 00/100 Dollars ($1,780,300.00), payable to the order of the Lender, and evidencing the obligation of Borrower to repay Term Loan #3.

4. The definitions of "Loan Documents", "Term Loans" and "Term Notes" in the Loan Agreement are hereby deleted in their entirety and restated and as follows:

     a. "LOAN DOCUMENTS" mean this Agreement, the Revolving Note, the Term Note #1, the Term Note #2, the Term Note # 3, the Deed of Trust or any other document executed by the Borrower or any other Person evidencing, securing, guaranteeing or relating to the Revolving Loan or the Term Loans, as such documents or instruments may be amended, modified or extended from time to time.

     b. "TERM LOANS" means Term Loan #1, Term Loan #2 and Term Loan #3, jointly and severally.

     c. "TERM NOTES" means Term Note #1, Term Note #2 and Term Note #3, jointly and severally.

5. The security interest in the Collateral granted by the Loan Agreement shall henceforth secure not only the Loans made pursuant to the Loan Agreement, including the $1,780,300.00 Term Loan, but also any other credit that Lender may now or hereafter extend to the Borrower, including, without limiting the generality of the foregoing, Borrower's obligations to Lender under any existing or future Swap Agreement (as defined in the Loan Agreement) or similar interest rate swap agreement or other derivative product or hedging agreement. To that end, Borrower hereby confirms and regrants to Lender a security interest in the Collateral.

6. In consideration of Lender's agreement to this First Modification, Borrower promises to pay to Lender, on demand, a loan fee of Three Thousand, Five Hundred Sixty and 00/100 Dollars ($3,560.00).

7. The Borrower promises to pay, on demand, all costs (including attorneys fees) incurred by the Lender for the preparation of this First Modification, the $1,780,300.00 Term Note, any additional documents and any other expenses incurred by Lender in relation to this First Modification.

8. The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees, costs and expenses listed in this First Modification, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

9. ARBITRATION: PROVISIONS IN THE LOAN AGREEMENT REGARDING ARBITRATION ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.

10. Except as modified by this First Modification, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Agreement, as so modified, and the other Loan Documents.

11. In consideration of Lender's agreement to this First Modification, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this First Modification arising out of or relating to the Loan Agreement, as amended by this First Modification.

     IN WITNESS WHEREOF, the parties have executed this First Modification as of the date and year first written above.

                                   ON-SITE SOURCING, INC.


                                   By:
                                       -------------------------------
                                   Name:                               (SEAL)
                                         -----------------------------
                                   Title:
                                          ----------------------------

                                   FIRST UNION NATIONAL BANK


                                   By:
                                       -------------------------------
                                   Name:                               (SEAL)
                                         -----------------------------
                                   Title:
                                          ----------------------------

STATE OF VIRGINIA
COUNTY OF______________________________ : to wit:

         I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that __________________________ as ___________________________ of On-Site Sourcing, Inc., whose name is signed to the foregoing First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, dated the day of July, 2001, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

         GIVEN under my hand and seal this________ day of July, 2001.


                                                    ----------------------------
                                                    Notary Public

My Commission expires: ________________________

STATE OF VIRGINIA
COUNTY OF _____________________________ : to wit:

         I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that___________________________________________ as
___________________________ of First Union National Bank, whose name is signed to the foregoing First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, dated the day of July, 2001, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

         GIVEN under my hand and seal this_______ day of July, 2001.


                                                    ----------------------------
                                                    Notary Public

My Commission expires: __________________________

CONSENT OF NORTH HENRY STREET REALTY COMPANY, LLC TO FIRST
MODIFICATION TO AMENDED AND RESTATED REVOLVING LINE OF
CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY
            AGREEMENT AND RELATED DOCUMENTS

     North Henry Street Realty Company, LLC, a Delaware limited liability company ("North Henry"), the grantor under that certain Deed of Trust, Assignment of Rents and Security Agreement dated as of November 15, 2000 (the "Deed of Trust"), provided for the benefit of First Union National Bank ("First Union") to secure, among other things, that Commercial Note executed and made payable by On-Site Sourcing, Inc., a Delaware corporation and North Henry to First Union in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), does hereby acknowledge, consent and agree to the annexed First Modification to Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement (the "First Modification"), and all documents executed in connection with the First Modification, including without limitation, that certain Term Note executed by On-Site Sourcing, Inc. of even date herewith (the "$1,780,300 Note") to evidence a term loan payable to First Union in the principal amount of One Million Seven Hundred Eighty Thousand Three Hundred and 00/100 Dollars ($1,780,300.00), and North Henry represents, warrants and agrees that North Henry has no offsets or defenses to the Deed of Trust, Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement as modified by the First Modification, or any other document or agreement to which North Henry is bound or which was executed for the benefit of First Union.

                              NORTH HENRY STREET REALTY COMPANY,
                              LLC, a Delaware limited liability company, by ON-SITE SOURCING, INC., a Delaware corporation, as its sole manager and sole member

                              By:                                  [SEAL]
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

State of Virginia                   )
County of _________________________ ) To Wit:

     Acknowledged before me by ________________________________ as
___________________ of On-Site Sourcing, Inc., a Delaware corporation, as the sole manager and member of North Henry Street Realty Company, LLC, a Delaware limited liability company this ___ day of July, 2001.

[SEAL]                                               ---------------------------
                                                     Notary Public

My commission expires: ___________________________